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                                                             EXHIBIT 10.42(B)

                     FIRST AMENDMENT TO AGREEMENT OF MERGER

     FIRST AMENDMENT TO AGREEMENT OF MERGER, dated as of September 18, 1997 (the "First Amendment"), among RESOURCE BANCSHARES MORTGAGE GROUP, INC., a Delaware corporation ("RBMG"), RBC MERGER SUB, INC., a South Carolina corporation and a wholly owned subsidiary of RBMG ("Merger Sub"), and RESOURCE BANCSHARES CORPORATION, a South Carolina corporation ("RBC").

     WHEREAS, pursuant to the terms of that certain Agreement of Merger dated April 18, 1997 among RBMG, Merger Sub and RBC (the "Agreement"), RBMG will acquire all of the common stock of RBC through the merger of Merger Sub with and into RBC, and the stockholders of RBC will receive shares of common stock of RBMG in proportion to their interests in RBC; and

     WHEREAS, the parties wish to amend the Agreement to provide for a later termination date;

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Section 8.01(b) of the Agreement is amended by deleting the date "November 1, 1997" in both places where it appears and substituting in lieu thereof in both places the date "January 31, 1998" and by deleting the date "December 1, 1997" and substituting in lieu thereof the date "February 28, 1998".

     2. Except as amended hereby, the terms, conditions, covenants, agreements, representations and warranties contained in the Agreement shall remain unaffected hereby and shall continue in full force and effect.

     3. This First Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.




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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.


                                RESOURCE BANCSHARES CORPORATION



                                By:
                                      ----------------------------------------
                                      Edward J. Sebastian
                                Its: Chairman of the Board and Chief Executive Officer



                                RESOURCE BANCSHARES MORTGAGE GROUP, INC.



                                By:
                                      ----------------------------------------
                                      David W. Johnson, Jr
                                Its: Vice Chairman of the Board and Managing Director



                                RBC MERGER SUB, INC.



                                By:
                                      ----------------------------------------
                                      Edward J. Sebastian
                                Its:  President



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